Convertible Senior Notes	12 Months Ended
Dec. 31, 2011
Convertible Senior Notes.
Convertible Senior Notes

(11)              Convertible Senior Notes

On December 13, 2007, the Company sold in a public offering an aggregate US$172,500 principal amount zero coupon convertible senior notes due 2012 (the “Convertible Senior Notes”). The net proceeds from the offering, after deducting the offering expenses payable by the Company, were approximately US$166,800. The Convertible Senior Notes are convertible, subject to dilution protection adjustment, at an initial conversion rate of 23.0415 ADSs per US$1 principal amount of Convertible Senior Notes (equivalent to a conversion price of approximately US$43.40 per ADS, and a total number of shares to be converted of 3,974,659).  Unless previously redeemed, repurchased or converted, the Convertible Senior Notes mature on December 15, 2012, at a redemption price of US$1.2883 which is equivalent to 128.83% of the US$1 principal amount to be redeemed.

The Convertible Senior Notes become convertible if any of the following conditions are satisfied:

(i)                        the closing sale price of the ADSs for 20 days in a 30 days period exceeds 120% of the conversion price in effect on the last trading day of a quarter end;

(ii)                     the average trading price of the Convertible Senior Notes is equal to or less than 97% of the average conversion value of the Convertible Senior Notes.  The conversion value is the product of the closing sales price per ADS and the conversion rate;

(iii)                  the occurrence of certain corporate transactions; and

(iv)                 at any time from October 15, 2012 to December 12, 2012.

In lieu of delivery of ADSs in satisfaction of the Company’s obligation upon conversion of the Convertible Senior Notes, the Company may elect to deliver cash or a combination of cash and ADS, as defined in the indenture agreement, based on the portion the Company elects to settle by ADS and the average ADS trading price.

The Company may, at its option, redeem the Convertible Senior Notes, at any time on or after December 15, 2008 and prior to December 15, 2010 at a price in cash equal to the early redemption amount (“Early Redemption Amount”) if the trading price of the ADSs for at least 20 days in a 30 days period exceeds 150% of the Early Redemption Amount of the notes divided by the conversion rate.  The Early Redemption Amount is calculated pursuant to a formula to provide the Note Holders a return of 5.125% per annum, compounded semi-annually.  Further, at any time on or after December 15, 2010, the Company has the right to redeem the Convertible Senior Notes at a price in cash equal to the Early Redemption Amount if the trading price of the ADSs for at least 20 trading days in the 30 consecutive trading day period ending on the date one trading day prior to the date of the notice of redemption exceeds 130% of the Early Redemption Amount of the notes divided by the conversion rate.

On December 15, 2010 (the “Purchase Date”), the holders of the Convertible Senior Notes may require the Company to purchase all or a portion of their outstanding Convertible Senior Notes pursuant to a formula to provide the holders a return of 5.125% per annum, compounded semi-annually.  If a fundamental change (as defined) occurs, the holders may be entitled to a make-whole premium in the form of an increase in the conversion rate or may require the Company to repurchase all or a portion of the Convertible Senior Notes for cash at a repurchase price equal to the Early Redemption Amount.

The Convertible Senior Notes are the Company’s senior unsecured obligations and rank equally with all of its existing and future senior unsecured indebtedness, which are effectively subordinated to all of the Company’s existing and future secured indebtedness and all existing and future liabilities of Yingli Green Energy’s subsidiaries, including trade payables.

Management has determined that the conversion feature embedded in the Convertible Senior Notes should not be bifurcated and accounted for as a derivative pursuant to FASB ASC Topic 815-15, since the embedded conversion feature is indexed to the Company’s own stock and would have been classified in shareholders’ equity if it were a free-standing derivative instrument. Further, management has determined that the embedded call and put options that may accelerate the settlement of the Convertible Senior Notes are clearly and closely related to the debt host contract because the amount paid upon settlement is fixed at a price equal to the principal amount plus any unpaid guaranteed return to the note holders.  Therefore, the embedded call and put options are not accounted for as a separate derivative pursuant to FASB ASC Topic 815-15.

Since the conversion price of the Convertible Senior Notes exceeds the market price of the Company’s ordinary shares on the date of issuance, no portion of the proceeds from the issuance was accounted for as the conversion feature. Costs incurred by the Company that were directly attributable to the issuance of Convertible Senior Notes, were deferred and being charged to the consolidated statements of operations using the effective interest rate method.

On January 1, 2009, the Company adopted FASB ASC Topic 470-20, Debt with conversion and Other Option, which requires recognition of both the liability and equity components of convertible debt instruments with cash settlement features. As a result of the adoption of ASC 470-20, the accompanying financial statements reflect the retroactive adjustments to separately account for the debt and equity components (conversion option) of the Convertible Senior Notes as of the date of issuance. The equity component (conversion option) of the Convertible Senior Notes was determined to be US$6,046 (RMB 44,479) at the issuance date and, accordingly, the initial carrying amount of the Convertible Senior Notes was reduced to US$166,454 (RMB 1,224,569). The resulting debt discount of US$6,046 (RMB 44,479) is amortized and interest expense is recognized using an effective interest rate of 6.46%. Further, the Convertible Senior Notes are classified as a current liability as of December 31, 2009 due to the holder’s option to require the Company to repurchase the Convertible Senior Notes on December 15, 2010.

On December 15, 2010, US$171,300 (RMB 1,140,276) aggregate principle amount of the Convertible Senior Notes plus the accrued unpaid interest payable of US$28,145 (RMB 187,347) was repurchased by the Company and settled in cash, and the remaining principle balance of US$1,200 (RMB 7,561) will be settled upon the maturity on December 13, 2012.

The Convertible Senior Notes as of December 31, 2010 and 2011 are summarized in the following table:

	Year ended December 31,
	2010	2011
	RMB	RMB	US$

Principal amount of Convertible Senior Notes	7,947	7,561	1,202
Cumulative interest payable	174	1,657	263
Net carrying amount	8,121	9,218	1,465

Carrying amount of additional paid-in-capital	43,016	43,016	6,835

Conversion option subject to cash settlement or debt discount is amortized as interest expense through December 15, 2010, the earliest date the holders of the Convertible Senior Notes can demand payment. Debt issuance costs of US$5,473 as of December 13, 2007 have been capitalized and are being amortized on a straight-line basis, which approximate the effective interest rate method from the date the convertible notes were issued to December 15, 2010.

Interest relating to the Convertible Senior Notes was recognized as follows:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB	US$

Contractual coupon interest	65,263	64,786	1,483	236
Amortization of debt discount	12,871	14,103	—	—
Amortization of debt issuance costs	12,453	11,846	—	—
Interest cost capitalized	(25,092)	(34,789)	(362)	(58)
Total interests expense	65,495	55,946	1,121	178